Intangible assets, net	12 Months Ended
Jun. 30, 2019
Intangible assets, net
Intangible assets, net

Note 7 – Intangible assets, net

Intangible assets consist of the following:

	June 30, 2019	June 30, 2018

Land use rights	$603,774	$626,048
Less: accumulated amortization	(141,036)	(133,718)
Net intangible assets	$462,738	$492,330

Amortization expense for the years ended June 30, 2019, 2018 and 2017 amounted to $12,147,  $12,747 and $12,177, respectively. As of June 30, 2019, land use right recorded at RMB 10,198,100 (approximately $1.5 million) was pledged as collateral to secure a loan that a related party borrowed from a bank (see Note 9).

The estimated amortization is as follows:

Estimated
Twelve months ending June 30,	amortization expense

2020	$12,147
2021	12,147
2022	12,147
2023	12,147
2024	12,147
Thereafter	402,003
Total	$462,738